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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT (NO. 33-1569)
 UNDER THE SECURITIES ACT OF 1933                           [X]

PRE-EFFECTIVE AMENDMENT NO.                                 [ ]


POST-EFFECTIVE AMENDMENT NO. 35                             [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


AMENDMENT NO. 38                                            [X]

                              VANGUARD CALIFORNIA
                                 TAX-FREE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
       [X] ON MARCH 27, 2009, PURSUANT TO PARAGRAPH (B)
       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
       [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


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                                                         [VANGUARD SHIP LOGO/R/]

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VANGUARD CALIFORNIA TAX-EXEMPT FUNDS
PROSPECTUS


--------------------------------------------------------------------------------
   March 27, 2009
--------------------------------------------------------------------------------


INVESTOR SHARES & ADMIRAL/TM/ SHARES

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund









This prospectus contains financial data for the Funds through the fiscal year ended November 30, 2008.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

CONTENTS


--------------------------------------------------------------------------------------------------
Vanguard Fund Profiles                             1          Investing With Vanguard          36
--------------------------------------------------------------------------------------------------
 California Tax-Exempt Money Market Fund           1           Purchasing Shares               36
--------------------------------------------------------------------------------------------------
 California Intermediate-Term Tax-Exempt Fund      5           Converting Shares               39
--------------------------------------------------------------------------------------------------
 California Long-Term Tax-Exempt Fund             10           Redeeming Shares                40
--------------------------------------------------------------------------------------------------
Investing in Tax-Exempt Funds                     15           Exchanging Shares               44
--------------------------------------------------------------------------------------------------
More on the Funds                                 16           Frequent-Trading Limits         44
--------------------------------------------------------------------------------------------------
 The Funds and Vanguard                           25           Other Rules You Should Know     46
--------------------------------------------------------------------------------------------------
 Investment Advisor                               25           Fund and Account Updates        50
--------------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes              27           Contacting Vanguard             52
--------------------------------------------------------------------------------------------------
 Share Price                                      29          Glossary of Investment Terms     54
--------------------------------------------------------------------------------------------------
Financial Highlights                              30
--------------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


Share Class Overview
Vanguard California Intermediate-Term and Long-Term Tax-Exempt Funds offer two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are not available for accounts maintained by financial intermediaries, except in limited circumstances.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.

FUND PROFILE--VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND


Investment Objective
The Fund seeks to provide current income that is exempt from both federal and California personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for California residents only.


Primary Investment Policies

The Fund invests at least 80% of its assets in a variety of high-quality, short-term California municipal securities whose income is exempt from federal and California taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories for short-term securities. The Fund invests in securities with effective maturities of 397 days or less and maintains a dollar-weighted average maturity of 90 days or less. For more information, please see More on the Funds.



Primary Risks
The Fund is designed for investors with a low tolerance for risk; however, the Fund's performance could be hurt by:

.. State-specific risk, which is the chance that developments in California will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Because the Fund's income is based on short-term interest rates--which can fluctuate significantly over short periods--income risk is expected to be high.

.. Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund, because it invests primarily in securities that are considered to be of high quality.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the average California tax-exempt money market fund. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[Bar Chart Range: 30% to -20%]
1999             2.82%
2000             3.46
2001             2.38
2002             1.30
2003             0.89
2004             1.11
2005             2.29
2006             3.29
2007             3.53
2008             2.00
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 0.92% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.17% (quarter ended September 30, 2003).

Average Annual Total Returns for Periods Ended December 31, 2008
                                                                          1 Year 5 Years  10 Years
---------------------------------------------------------------------------------------------------
Vanguard California Tax-Exempt Money Market Fund                           2.00%   2.44%     2.30%
---------------------------------------------------------------------------------------------------
Average California Tax-Exempt Money Market Fund/1/                         1.63%   1.99%     1.89%
---------------------------------------------------------------------------------------------------
1 Derived from data provided by Lipper Inc.



If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 800-662-7447 (SHIP).


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended November 30, 2008.



Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                     None
------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                                 None
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                          None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                               None/1/
------------------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)                                $20/year/2/
------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                          0.11%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                       None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                               0.06%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                                      0.17%
------------------------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming Fund shares in the amount of $20.
3 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$17           $55           $96           $217
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of November 30, 2008
-------------------------------------------------------------------------------------------
Net Assets                  $7.5 billion
-------------------------------------------------------------------------------------------
Investment Advisor          The Vanguard Group, Inc., Valley Forge, Pa., since inception
-------------------------------------------------------------------------------------------
Dividends                   Declared daily and distributed on the first business day of each month
-------------------------------------------------------------------------------------------
Suitable for IRAs           No
-------------------------------------------------------------------------------------------
Inception date              June 1, 1987
-------------------------------------------------------------------------------------------
Minimum Initial Investment  $3,000
-------------------------------------------------------------------------------------------
Newspaper Abbreviation      VangCA
-------------------------------------------------------------------------------------------
Vanguard Fund Number        62
-------------------------------------------------------------------------------------------
CUSIP Number                922021209
-------------------------------------------------------------------------------------------
Ticker Symbol               VCTXX
-------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD CALIFORNIA INTERMEDIATE-TERM
TAX-EXEMPT FUND


Investment Objective
The Fund seeks to provide a higher level of current income than shorter-term bonds, but with less share-price fluctuation than longer-term bonds. The income is expected to be exempt from both federal and California personal income taxes. The Fund is intended for California residents only.


Primary Investment Strategies

The Fund invests primarily in high-quality municipal bonds issued by California state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities whose income is exempt from federal and California taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 6 and 12 years. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. State-specific risk, which is the chance that developments in California will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally moderate for intermediate-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund, because it invests mainly in bonds that are considered to be of high quality.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 30% to -20%]
1999            -0.58%
2000            10.94
2001             4.43
2002             9.16
2003             4.12
2004             2.89
2005             1.86
2006             4.26
2007             3.02
2008            -2.14
------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 5.25% (quarter ended September 30, 2002), and the lowest return for a quarter was -2.30% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
                                                                          1 Year    5 Years    10 Years
--------------------------------------------------------------------------------------------------------
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       -2.14%      1.95%       3.73%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                       -2.14       1.95        3.70
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares               -0.01       2.26        3.81
--------------------------------------------------------------------------------------------------------

Vanguard California Intermediate-Term Tax-Exempt Fund
Admiral Shares/1/
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       -2.07%      2.02%         --
--------------------------------------------------------------------------------------------------------
Barclays Capital 7 Year Municipal Bond Index/2/
(reflects no deduction for fees, expenses, or taxes)                       4.59%      3.69%      4.80%
--------------------------------------------------------------------------------------------------------
1 From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2008, the average annual total returns were 2.86% for the Admiral Shares and 4.37% for the Barclays Capital 7 Year Municipal Bond
 Index.
2 Effective September 20, 2008, Lehman Brothers indexes were rebranded
 Barclays Capital indexes.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended November 30, 2008.

Shareholder Fees
(Fees paid directly from your investment)
                                                                         Investor Shares            Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                 None                       None
------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                             None                       None
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                      None                       None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                           None/1/                    None/1/
------------------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)            $20/year/2/                --
------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                         Investor Shares            Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                      0.16%                      0.08%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                           0.04%                      0.04%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                  0.20%                      0.12%
------------------------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming Fund shares in the amount of $20.
3 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113        $255
----------------------------------------------------------
Admiral Shares          12        39        68         154
----------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of November 30, 2008
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $4.5 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed in December.
------------------------------------------------------------------------------------------------
Suitable for IRAs               No
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  March 4, 1994                    November 12, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet               Shares if you are no longer
                                eligibility                      eligible for Admiral Shares
                                requirements
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          CAIT                             CAITAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            100                              5100
------------------------------------------------------------------------------------------------
CUSIP Number                    922021308                        922021407
------------------------------------------------------------------------------------------------
Ticker Symbol                   VCAIX                            VCADX
------------------------------------------------------------------------------------------------

FUND PROFILE--VANGUARD CALIFORNIA LONG-TERM
TAX-EXEMPT FUND


Investment Objective
The Fund seeks to provide current income that is exempt from both federal and California personal income taxes. The Fund is intended for California residents only.


Primary Investment Strategies

The Fund invests primarily in high-quality municipal bonds issued by California state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities whose income is exempt from federal and California taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average maturity is expected to be between 10 and 25 years. For additional information on the Fund's investment strategies, please see More on the Funds.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

.. State-specific risk, which is the chance that developments in California will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

.. Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

.. Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.

.. Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund, because it invests mainly in bonds that are considered to be of high quality.

.. Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally low for long-term bond funds.

.. Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

.. Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns--Investor Shares
------------------------------------------------------------
[Bar Chart Range: 30% to -20%]
1999            -3.10%
2000            15.18
2001             3.36
2002             9.44
2003             4.92
2004             4.19
2005             3.78
2006             5.24
2007             1.57
2008            -6.87

------------------------------------------------------------




During the periods shown in the bar chart, the highest return for a calendar quarter was 5.90% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.59% (quarter ended September 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2008
                                                                          1 Year    5 Years    10 Years
--------------------------------------------------------------------------------------------------------
Vanguard California Long-Term Tax-Exempt Fund Investor Shares
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       -6.87%      1.48%       3.61%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                       -6.87       1.46        3.58
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares               -2.91       1.97        3.80
--------------------------------------------------------------------------------------------------------

Vanguard California Long-Term Tax-Exempt Fund Admiral Shares/1/
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       -6.81%      1.55%         --
--------------------------------------------------------------------------------------------------------
Barclays Capital 10 Year Municipal Bond Index/2/                           1.52%      3.47%       4.69%
(reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------------
1 From the inception date of the Admiral Shares on November 12, 2001, through
 December 31, 2008, the average annual total returns were 2.57% for the
 Admiral Shares and 4.15% for the Barclays Capital 10 Year Municipal Bond
 Index.
2 Effective September 20, 2008, Lehman Brothers indexes were rebranded
 Barclays Capital indexes.




Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and will differ for each share class in an amount approximately equal to the difference in expense ratios. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended November 30, 2008.

Shareholder Fees
(Fees paid directly from your investment)
                                                                         Investor Shares            Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                 None                       None
------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                             None                       None
------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                      None                       None
------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                           None/1/                    None/1/
------------------------------------------------------------------------------------------------------------------------------
Account Service Fee (for fund account balances below $10,000)            $20/year/2/                --
------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
                                                                         Investor Shares            Admiral Shares
------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                      0.16%                      0.09%
------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                   None                       None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                           0.04%                      0.03%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/3/                                  0.20%                      0.12%
------------------------------------------------------------------------------------------------------------------------------
1 A $5 fee applies to wire redemptions under $5,000.
2 If applicable, the account service fee will be collected by redeeming Fund shares in the amount of $20.
3 The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund assets.



The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                    1 Year   3 Years   5 Years    10 Years
----------------------------------------------------------
Investor Shares        $20       $64      $113      $255
----------------------------------------------------------
Admiral Shares          12        39        68       154
----------------------------------------------------------




These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of November 30, 2008
------------------------------------------------------------------------------------------------
Net Assets (all share classes)  $2.7 billion
------------------------------------------------------------------------------------------------
Investment Advisor              The Vanguard Group, Inc., Valley Forge, Pa., since inception
------------------------------------------------------------------------------------------------
Dividends and Capital Gains     Dividends are declared daily and distributed on the first
                                business day of each month; capital gains, if any, are
                                distributed annually in December.
------------------------------------------------------------------------------------------------
Suitable for IRAs               No
------------------------------------------------------------------------------------------------
                                Investor Shares                  Admiral Shares
------------------------------------------------------------------------------------------------
Inception Date                  April 7, 1986                    November 12, 2001
------------------------------------------------------------------------------------------------
Minimum Initial Investment      $3,000                           $100,000
------------------------------------------------------------------------------------------------
Conversion Features             May be converted to Admiral      May be converted to Investor
                                Shares if you meet eligibility   Shares if you are no longer
                                requirements                     eligible for Admiral Shares.
------------------------------------------------------------------------------------------------
Newspaper Abbreviation          CALT                             CALTAdml
------------------------------------------------------------------------------------------------
Vanguard Fund Number            75                               575
------------------------------------------------------------------------------------------------
CUSIP Number                    922021100                        922021506
------------------------------------------------------------------------------------------------
Ticker Symbol                   VCITX                            VCLAX
------------------------------------------------------------------------------------------------

INVESTING IN TAX-EXEMPT FUNDS


Taxable Versus Tax-Exempt Funds
Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Funds described in this prospectus are not for everyone; they are intended for residents of the State of California only, and are best suited for income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

To determine whether a state tax-exempt fund--such as one of the Vanguard California Tax-Exempt Funds--makes sense for you, compute the tax-exempt fund's taxable-equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

To compute the taxable-equivalent yield:

.. First figure out your effective state bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 9.3% state tax bracket and a 35% federal tax bracket, your effective state bracket would be 6.05% ([100% - 35%] x 9.3%).

.. Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 41.05% (35% + 6.05%).

.. Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable-equivalent yield would be 8.48% (5% divided by [100% - 41.05%]).

In this example, you would choose the state tax-exempt fund if its taxable-equivalent yield of 8.48% were greater than the yield of a similar, though taxable, investment.

Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable-equivalent yields of your own.

There's no guarantee that all of a tax-exempt fund's income will remain exempt from federal or state income taxes. Income from municipal bonds held by a fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer.

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.


Market Exposure
The Funds invest mainly in California state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.


[FLAG]
Each Fund is subject to state-specific risk, which is the chance that developments in California will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.


[FLAG]
The California Intermediate-Term and Long-Term Tax-Exempt Funds are subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for intermediate-term bond funds and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of two noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond
Type of Bond (Coupon/Average Maturity)   After a 1%   After a 1%   After a 2%     After a 2%
                                           Increase     Decrease     Increase       Decrease
--------------------------------------------------------------------------------------------
Intermediate-Term (5%/10 years)                $926       $1,082         $858         $1,172
--------------------------------------------------------------------------------------------
Long-Term (5%/15 years)                         902        1,112          816          1,240
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These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price.
 On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


Changes in interest rates can affect bond income as well as bond prices.


[FLAG]
Each Fund is subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
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Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.


[FLAG]
Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Call risk is generally negligible for money market securities, moderate for intermediate-term bond funds, and higher for long-term bond funds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CALLABLE BONDS

 Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
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Longer-term bonds, like those held by the California Long-Term Tax-Exempt Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time. Intermediate-term bonds, like those held by the California Intermediate-Term tax-Exempt Fund, pose less of a risk than longer-term bonds, but may still have call protection.


SECURITY SELECTION

Each Fund invests mainly in municipal securities issued by California state or local governments, as well as by regional governmental and public financing authorities (and, possibly, by certain U.S. territories). As a matter of fundamental policy, each Fund will normally invest at least 80% of its assets in securities whose income is exempt from federal and California taxes.


The advisor uses a "top down" investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. (For more information on duration, please see the Glossary of Investment Terms.)

Up to 20% of each Fund's assets may be invested in securities that are subject to the alternative minimum tax.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT ALTERNATIVE MINIMUM TAX

 Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers may have to pay AMT on the income from bonds considered "tax-preference items."
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The California Tax-Exempt Money Market Fund invests at least 80% of its assets in a variety of high-quality, short-term California municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with effective maturities of 397 days or less and by maintaining a dollar-weighted average maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

The California Intermediate-Term and Long-Term Tax-Exempt Funds invest at least 75% of their assets in high-grade California municipal securities that have been rated in one of the three highest categories by an independent bond-rating agency. Under normal conditions, no more than 20% of each Fund's assets may be invested in municipal securities rated Baa (by Moody's Investors Service, Inc.) or BBB (by Standard & Poor's). The remaining 5% may be invested in municipal securities with lower credit ratings or that are unrated. The Funds may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.

The California Intermediate-Term and Long-Term Tax-Exempt Funds have no limitations as to the maturities of the securities in which they invest. However, the California Intermediate-Term Tax-Exempt Fund is expected to maintain a dollar-weighted average maturity between 6 and 12 years, and the California Long-Term
Tax-Exempt Fund is expected to maintain a dollar-weighted average maturity between 10 and 25 years.

As tax-advantaged investments, the Funds are vulnerable to federal and California state tax-law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).

[FLAG]
Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.


The California Tax-Exempt Money Market Fund invests primarily in high-quality, short-term California securities. The California Intermediate-Term and Long-Term Tax-Exempt Funds try to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of their holdings. As of November 30, 2008, the Funds' dollar-weighted average credit qualities were MIG-1, as rated by Moody's, for the California Tax-Exempt Money Market Fund, and AA for the California Intermediate-Term Tax-Exempt and AA- for the California Long-Term Tax-Exempt Fund, as rated by Standard & Poor's.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



[FLAG]
Each Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

Even though the Funds are nondiversified, they try to minimize credit risk by purchasing a wide selection of California municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.


[FLAG]
Each Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

The following summary table is provided to help you distinguish among the Funds and their various risks.


Risks of the Funds
Fund                Income Risk  Interest Rate Risk   Call Risk    Credit Risk
------------------------------------------------------------------------------
Money Market               High          Negligible  Negligible       Very Low
------------------------------------------------------------------------------
Intermediate-Term      Moderate            Moderate    Moderate            Low
------------------------------------------------------------------------------
Long-Term                   Low                High        High            Low
------------------------------------------------------------------------------



Other Investment Policies and Risks

Besides investing in high-quality municipal securities, each Fund may make other kinds of investments to achieve its objective.

Each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.


[FLAG]
Each Fund may invest in derivatives. In general, derivatives may involve risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.


Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The California Intermediate-Term and Long-Term Tax-Exempt Funds may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. The advisor will not use derivatives to change the risk exposure of the Fund. In particular, derivatives will be used only where they may help the advisor:


.. Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment;

.. Add value when these instruments are attractively priced; or

.. Adjust sensitivity to changes in interest rates.

The Funds' derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

The California Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
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Cash Management
Each Fund's daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Temporary Investment Measures
Each Fund may temporarily depart from its normal investment policies and strategies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, other investment companies (including ETFs), or short-term municipal securities issued outside of California--in response to adverse or unusual market, economic, political, or other conditions. Such conditions could include a temporary decline in the availability of California obligations. By temporarily departing from its normal investment policies, the Fund may distribute income subject to federal and California state personal income tax, and may otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT CASH INVESTMENTS

 For mutual funds that hold cash investments, "cash" does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------



Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


Turnover Rate

Although the Intermediate-Term and Long-Term Tax-Exempt Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for these Funds. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that a fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.The average turnover rate for all actively managed municipal bond funds was approximately 32%, as reported by Morningstar, Inc., on November 30, 2008.

--------------------------------------------------------------------------------
 PLAIN TALK ABOUT TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return.
 Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 150 funds holding assets of approximately $1 trillion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR


The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of November 30, 2008, Vanguard served as advisor for approximately $847 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended November 30, 2008, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.


For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended May 31.


George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

Christopher W. Alwine, CFA, Principal of Vanguard and head of Vanguard's Municipal Money Market and Municipal Bond Groups. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. He has been with Vanguard since 1990, has worked in investment management since 1991, and has managed investment portfolios since 1996. He received his B.B.A. from Temple University and an M.S. from Drexel University.


The managers primarily responsible for the day-to-day management of the Funds are:


Kathryn T. Allen, Principal of Vanguard. She has managed investment portfolios since 1985; has been with Vanguard since 1998; and has managed the California Tax-Exempt Money Market Fund since 2003. Education: B.S., University of Alabama.

John M. Carbone, Principal of Vanguard. He has managed investment portfolios since 1991; has been with Vanguard since 1996, and has managed the California Intermediate-Term and California Long-Term Tax-Exempt Funds since 2008.
Education: B.S., Babson College; and M.B.A., Southern Methodist University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Fund Distributions
Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 PLAIN TALK ABOUT DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as capital gains from the fund's sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from the Funds are expected to be exempt from federal and California state income taxes. In addition, you should be aware of the following basic federal income tax points about tax-exempt mutual funds:

.. Distributions of capital gains are taxable to you whether or not you reinvest these amounts in additional Fund shares.

.. Capital gains distributions declared in December--if paid to you by the end of January--are taxable as if received in December.

.. Any short-term capital gains distributions that you receive are taxable to you as ordinary income.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

.. Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

.. Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.


General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE


Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class (other than for the money market fund) has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The NAV per share for the money market fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund may also use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).


Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.



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 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the California Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2008 with a net asset value (price) of $1.00 per share. During the year, the Fund earned $0.022 per share from investment income (interest). Shareholders received $0.022 per share in the form of dividend distributions.

 The earnings ($0.022 per share) minus the distributions ($0.022 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.21% for the year.

 As of November 30, 2008, the Fund had approximately $7.5 billion in net assets. For the year, its expense ratio was 0.11% ($1.10 per $1,000 of net assets), and its net investment income amounted to 2.19% of its average net assets.
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California Tax-Exempt Money Market Fund
                                                                                                    Year Ended November 30,
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                                                  2008             2007             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .022             .035             .032             .021             .010
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                      --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  .022             .035             .032             .021             .010
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.022)           (.035)           (.032)           (.021)           (.010)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.022)           (.035)           (.032)           (.021)           (.010)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $1.00            $1.00            $1.00             1.00            $1.00
===================================================================================================================================
Total Return/1/                                  2.21%            3.55%            3.24%            2.17%            1.05%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $7,506           $8,623           $7,220           $6,162           $4,758
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                           0.11%            0.10%            0.13%            0.13%            0.13%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                               2.19%            3.49%            3.20%            2.17%            1.06%
===================================================================================================================================
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Intermediate-Term Tax-Exempt Fund Investor Shares
                                                                                                    Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                  2008             2007             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.92           $11.09           $10.95           $11.15           $11.44
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .425             .435             .438             .434             .440
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   (.710)           (.170)            .140            (.200)           (.171)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.285)            .265             .578             .234             .269
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.425)           (.435)           (.438)           (.434)           (.440)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --               --               --            (.119)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.425)           (.435)           (.438)           (.434)           (.559)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.21           $10.92           $11.09           $10.95           $11.15
===================================================================================================================================
Total Return/1/                                 -2.71%            2.46%            5.40%            2.11%            2.41%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $1,320           $1,243           $1,068           $1,002           $1,500
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                           0.15%            0.15%            0.16%            0.16%            0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                               3.96%            3.97%            4.00%            3.90%            3.91%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      25%              11%               7%              12%              14%
===================================================================================================================================
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Intermediate-Term Tax-Exempt Fund Admiral Shares
                                                                                                    Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                  2008             2007             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.92           $11.09           $10.95           $11.15           $11.44
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .432             .443             .446             .442             .446
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                   (.710)           (.170)            .140            (.200)           (.171)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.278)            .273             .586             .242             .275
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.432)           (.443)           (.446)           (.442)           (.446)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --               --               --            (.119)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.432)           (.443)           (.446)           (.442)           (.565)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.21           $10.92           $11.09           $10.95           $11.15
===================================================================================================================================
Total Return                                    -2.64%            2.53%            5.48%            2.18%            2.47%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $3,210           $3,116           $2,388           $1,847           $1,082
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                       0.08%            0.08%            0.09%            0.09%            0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                       4.03%            4.04%            4.07%            3.98%            3.97%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      25%              11%               7%              12%              14%
===================================================================================================================================


California Long-Term Tax-Exempt Fund Investor Shares
                                                                                                    Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                  2008             2007             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $11.46           $11.86           $11.65           $11.74           $12.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .499             .531             .528             .527             .545
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                  (1.270)           (.400)            .232            (.037)           (.158)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.771)            .131             .760             .490             .387
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.499)           (.531)           (.528)           (.527)           (.545)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --            (.022)           (.053)           (.102)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.499)           (.531)           (.550)           (.580)           (.647)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.19           $11.46           $11.86           $11.65           $11.74
===================================================================================================================================
Total Return/1/                                 -6.95%            1.15%            6.70%            4.22%            3.32%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)              $670             $732             $678             $645           $1,273
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net
Assets                                           0.15%            0.15%            0.16%            0.16%            0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                               4.51%            4.58%            4.52%            4.47%            4.56%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      27%              23%              13%              10%              26%
===================================================================================================================================
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Long-Term Tax-Exempt Fund Admiral Shares
                                                                                                    Year Ended November 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                  2008             2007             2006             2005             2004
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $11.46           $11.86           $11.65           $11.74           $12.00
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                             .507             .540             .536             .535             .551
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)         (1.270)           (.400)            .232            (.037)           (.158)
on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.763)            .140             .768             .498             .393
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income             (.507)           (.540)           (.536)           (.535)           (.551)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains           --               --            (.022)           (.053)           (.102)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.507)           (.540)           (.558)           (.588)           (.653)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.19           $11.46           $11.86           $11.65           $11.74
===================================================================================================================================
Total Return                                    -6.88%            1.22%            6.78%            4.29%            3.37%
===================================================================================================================================
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)            $2,078           $2,251           $1,972           $1,614             $743
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                       0.08%            0.08%            0.09%            0.09%            0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                               4.58%            4.65%            4.59%            4.53%            4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                      27%              23%              13%              10%              26%
===================================================================================================================================

INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts--and this is true even if you hold the same fund in multiple accounts.


PURCHASING SHARES

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.


Account Minimums for Investor Shares

To open and maintain an account.  $3,000.



Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



Account Minimums for Admiral Shares

To open and maintain an account. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in the same Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.



Add to an existing account. By Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).



How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.


Online. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (using the proceeds from the redemption of shares from one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also request a purchase of shares by wire, by electronic bank transfer, or by an exchange. See Contacting Vanguard.



By mail. You may send your account registration form and check to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.


How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money held in a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online, by telephone, or by mail.



By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard--xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Contacting Vanguard.


By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares from another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.


Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally

4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan:
Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.


For purchases by electronic bank transfer not using an Automatic Investment
Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.


If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends
You begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).


Other Purchase Rules You Should Know

Admiral Shares.  Please note that Admiral Shares are not available for:


.. SIMPLE IRAs and Section 403(b)(7) custodial accounts;


.. Other retirement plan accounts receiving special administrative services from Vanguard; or

.. Accounts maintained by financial intermediaries, except in limited circumstances.


Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.


CONVERTING SHARES


When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.


A conversion between share classes of the same fund is a nontaxable event.


Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.


Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $100,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You can make conversion requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Contacting Vanguard.


Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $100,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.


Tenure conversions. You are eligible for a tenure conversion from Investor Shares to Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. You may request a tenure conversion online, by telephone, or by mail.


Mandatory Conversions to Investor Shares
If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.


REDEEMING SHARES


How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.


Online. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption from another Vanguard fund) through our website at www.vanguard.com if you are a registered user.


By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.


By writing a check. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.


How to Receive Redemption Proceeds


By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal
Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard generally charges a $5 fee for wire redemptions under $5,000.



By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.


By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, normally within two business days of your trade date.


Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

 . Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

 . Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan:
Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal
Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.


If your redemption request is not accurate and complete, it may be rejected. See Other Rules You Should Know--Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Earning Dividends
Shares continue earning dividends through your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.


Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to make online and telephone redemptions. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.



Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.


If the NYSE is open for regular trading (a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.
See Other Rules You Should Know--Good Order for additional information on all transaction requests.


Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.


.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax are not mail transactions and are subject to the policy.)

.. Transfers and reregistrations of shares within the same fund.


.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.

.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)


For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.


.. Reregistrations of shares.


.. Conversions of shares from one share class to another in the same fund.


.. Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax are not mail requests and remain subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by an intermediary for the benefit of certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities with respect to Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


Prospectus and Shareholder Report Mailings
Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "Account Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.



Good Order
We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

.. Signatures of all registered owners.

.. Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

.. Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund's minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.


If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:


.. Money market sweep accounts owned in connection with a Vanguard Brokerage Services/(R)/ account.


.. Accounts held through intermediaries.


.. Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services/(R)/, $500,000 for Vanguard Voyager Select Services/(R)/, and $1 million for Vanguard Flagship Services/TM/. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs/TM/, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

.. Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.


.. Section 529 college savings plans.


* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.



Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Share Classes
Vanguard reserves the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.


FUND AND ACCOUNT UPDATES


Confirmation Statements
We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.


Tax Statements

For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. Registered users can view these statements online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax forms. These tax forms show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) financial reports about Vanguard California Tax-Exempt Funds twice a year, in January and July. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


.. Performance assessments and comparisons with industry benchmarks.

.. Reports from the advisor.

.. Financial statements with listings of Fund holdings.


Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund's Portfolio & Management page, a detailed list of the securities held by the Fund, as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


Web
----------------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
----------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
----------------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-952-3335)
----------------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
people with hearing     Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
impairment at
800-749-7273)
----------------------------------------------------------------------------------------
Admiral Service Center  For Admiral account information
888-237-9949            For most Admiral transactions
                        Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                        Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional investors
888-809-8102            Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                        Eastern time
----------------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial intermediaries
Support                 including broker-dealers, trust institutions, insurance
800-997-2798            companies, and financial advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to
                        7 p.m., Eastern time
----------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


----------------------------------------------------------------------
Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Numbers
Please use the specific fund number when contacting us about:


                                              Investor Shares  Admiral Shares
Vanguard California Tax-Exempt Money Market                62              --
Fund
-------------------------------------------------------------------------------
Vanguard California Intermediate-Term                     100            5100
Tax-Exempt Fund
-------------------------------------------------------------------------------
Vanguard California California Long-Term                   75             575
Tax-Exempt Fund
-------------------------------------------------------------------------------












CFA/(R)/ is a trademark owned by CFA Institute. Standard & Poor's/(R)/, S&P/(R)/, S&P 500/(R)/, Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

GLOSSARY OF INVESTMENT TERMS



Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.



Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Face Value. The amount to be paid at a bond's maturity; also known as the par value or principal.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.



Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

Municipal Bond. A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.



Principal. The face value of a debt instrument or the amount of money put into an investment.



Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

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                                                     [VANGUARD SHIP LOGO/R/]
                                                     P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard California Tax-Exempt Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text telephone for people with hearing impairment: 800-952-3335
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department
Telephone: 800-662-2739 (CREW)
Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-4474

(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P075 032009

                                     PART B

                    VANGUARD/(R)/ CALIFORNIA TAX-FREE FUNDS
                         VANGUARD FLORIDA TAX-FREE FUND
                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                        VANGUARD NEW YORK TAX-FREE FUNDS
                          VANGUARD OHIO TAX-FREE FUNDS
                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS

              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)
               (INDIVIDUALLY, A TRUST; COLLECTIVELY, THE TRUSTS)

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 27, 2009


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated March 27, 2009). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains a Fund's financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc.

             PHONE: INVESTOR INFORMATION DEPARTMENT AT 800-662-7447

                          ONLINE: WWW.VANGUARD.COM



                               TABLE OF CONTENTS


DESCRIPTION OF THE TRUSTS.............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-16
STATE RISK FACTORS....................................................B-17
SHARE PRICE...........................................................B-24
PURCHASE AND REDEMPTION OF SHARES.....................................B-25
MANAGEMENT OF THE FUNDS...............................................B-26
INVESTMENT ADVISORY SERVICES..........................................B-44
PORTFOLIO TRANSACTIONS................................................B-46
PROXY VOTING GUIDELINES...............................................B-47
FINANCIAL STATEMENTS..................................................B-52
DESCRIPTION OF MUNICIPAL BOND RATINGS.................................B-52


                           DESCRIPTION OF THE TRUSTS


ORGANIZATION


Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Florida Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust in August 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987 and was reorganized as a Delaware statutory trust in July 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986 and was reorganized as a Delaware statutory trust in July 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust, prior to their reorganization as Delaware statutory trusts, the Trusts were known as: Vanguard California Tax-Free Fund, Inc.; Vanguard Florida Insured Tax-Free Fund, Inc.; Vanguard New Jersey Tax-Free Fund, Inc.; Vanguard New York Tax-Free Fund, Inc.;

Vanguard Ohio Tax-Free Fund, Inc.; and Vanguard Pennsylvania Tax-Free Fund, Inc. Each Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trusts currently offer the following funds (and classes of shares thereof):






                                                                            Share Classes/1/

Fund/2/                                                             Investor Shares    Admiral Shares
----                                                             -----------------------------------
VANGUARD CALIFORNIA TAX-FREE FUNDS

 Vanguard California Tax-Exempt Money Market Fund                             Yes                No
 Vanguard California Intermediate-Term Tax-Exempt Fund                        Yes               Yes
 Vanguard California Long-Term Tax-Exempt Fund                                Yes               Yes

VANGUARD FLORIDA TAX-FREE FUND
 Vanguard Florida Long-Term Tax-Exempt Fund                                   Yes               Yes

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
 Vanguard Massachusetts Tax-Exempt Fund                                       Yes                No

VANGUARD NEW JERSEY TAX-FREE FUNDS
 Vanguard New Jersey Tax-Exempt Money Market Fund                             Yes                No
 Vanguard New Jersey Long-Term Tax-Exempt Fund                                Yes               Yes

VANGUARD NEW YORK TAX-FREE FUNDS
 Vanguard New York Tax-Exempt Money Market Fund                               Yes                No
 Vanguard New York Long-Term Tax-Exempt Fund                                  Yes               Yes

VANGUARD OHIO TAX-FREE FUNDS
 Vanguard Ohio Tax-Exempt Money Market Fund                                   Yes                No
 Vanguard Ohio Long-Term Tax-Exempt Fund                                      Yes                No

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
 Vanguard Pennsylvania Tax-Exempt Money Market Fund                           Yes                No
 Vanguard Pennsylvania Long-Term Tax-Exempt Fund                              Yes               Yes

1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.




 Each Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


 Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds, member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIAN. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those described in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund's debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.



 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders (except those of the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Fund, and each State Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt Funds, nor with each State's Tax-Exempt Money Market Fund.



 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


Each Fund expects to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund's name, under normal market conditions. In applying these 80% policies, assets include net assets and borrowings for investment purposes. In addition, under normal market conditions, the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales "against-the-box"); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc., or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.



 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, because of (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.



 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a Fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.


 A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."



 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.


 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.


 General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.


 Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-- dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.


 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal Bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund's investment management staff to appraise independently the fundamental quality of bonds held by the fund.


 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.



 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.


 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instrument and related instrument . Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.



 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Because preferred shares of closed-end investment companies are not allocated any operating or advisory expenses, the Vanguard funds will not bear any expenses from investments in certain variable rate demand preferred securities issued by closed-end municipal bond funds. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.



 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive positions that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive positions. In taking such positions, the fund may fail to achieve its investment objective.


 TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative structure, which is taxed as a partnership for federal income tax purposes. These programs provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value because of changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds as well as from other potential, yet remote, credit or structural events. If a tender option bond program would fail to qualify as a partnership for federal income tax purposes, any Fund invested in that program could receive taxable ordinary income.


VARIABLE RATE DEMAND PREFERRED SECURITIES. The funds may purchase certain variable rate demand preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The funds may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common share holders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% at all times in order to issue preferred shares. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state's income tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. The funds could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. The funds have no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable and, therefore, the funds may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.


 A fund's purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading "Other Investment Companies."



 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading "Borrowing."

                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.


 COMMODITIES. Each Fund may not purchase or sell commodities, except that the California Intermediate-Term, California Long-Term, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, Florida Long-Term, and Massachusetts Tax-Exempt Funds may invest in fixed income futures contracts, fixed income options, and options on fixed income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Long-Term Tax-Exempt
Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. Each Fund will limit the value of all holdings (except U.S. government securities, cash, and cash items as defined under subchapter M of the
IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund (with the exception of the Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. government securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.


 ILLIQUID SECURITIES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.


 INVESTMENTS IN SECURITIES OTHER THAN MUNICIPAL BONDS. Each Fund will not invest in securities other than Municipal Securities except that each Fund may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposits, and any such securities or municipal bonds subject to repurchase agreements.


 INVESTMENT OBJECTIVE. The investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures, or similar obligations that are publicly distributed or customarily purchased by institutional investors; by lending its portfolio securities; or through Vanguard's interfund lending program.


 MARGIN. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in bonds and money market instruments secured by interests in these programs.



 PLEDGING ASSETS. Each Fund (with the exception of the Massachusetts Tax-Exempt
Fund) may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUTS, CALLS, STRADDLES. Each Fund (with the exception of the Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (The Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate).


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 TAX-EXEMPT INVESTMENTS. For a description of each Fund's fundamental policy on tax-exempt investments see "Investment Policies - 80% Policy."

 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see "Investment Policies."


 None of these limitations prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                               STATE RISK FACTORS


Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact affecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.



 In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing, and diversified; financial operations are sound; and the debt burden is reasonable.


CALIFORNIA RISK FACTORS



Vanguard California Tax-Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments in the state. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. There are also bonds from various 501(c)(3) entities in the Funds. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's Investors Service, Inc. (Moody's) or "AA," as determined by Standard & Poor's (S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, appropriation debt, and notes, compares unfavorably at A1/A2 from Moody's and A/A- from S&P for general obligation bonds and essential lease debt/appropriation debt, respectively; the S&P ratings were downgraded one notch in February 2009 and Moody's placed the state's ratings on watch for a possible downgrade in January 2009.



 California remains politically challenged. The State budget for fiscal year 2009 was more than two months late. With deteriorated tax revenues due to a declining economy, the budget was quickly out of balance with an eighteen month gap that the State estimated at over $40 billion, absent corrective action. Much of this gap is due to spending requirements that are based on formulaic increases year to year while revenues tend to be cyclical--and are currently down from expectations. Gov. Schwarzenegger announced a fiscal emergency in December 2008. This set forth a series of legislative protocols for making budget cuts and addressing other state business. The Legislature passed budget modifications in February 2009. It features spending cuts, tax increases, borrowing, and Federal fiscal stimulus moneys to cover the gap for the remaining parts of fiscal year 2009 and into fiscal year 2010. The budget solution also asks the voters to approve a State spending cap and make other changes to the State Constitution and certain statutes at a special election to be held in May 2009.



 According to Moody's 2008 State Debt Medians, California's net tax-supported debt of $61.6 billion represented 4.3% of 2006 personal income, compared to a U.S. mean of 3.2%. Moody's ranks California as the fifteenth highest in the nation by this measure, and its rank has risen over time. On a per capita basis, net tax-supported state debt was $1,685 according to Moody's. The $68.7 billion of authorized but unissued bonds is expected to erode this ratio when those bonds come to market.



 At over $1.5 trillion in 2007, California's economy remains the largest among the states, representing approximately 13.5% of total U.S. economic activity. The growth rate from 2006 to 2007 (the latest data available) was 1.5%, behind the 2.0% national rate according to the U.S. Bureau of Economic Analysis. Unemployment rose to 8.4% (preliminary; seasonally adjusted), as of November 2008, compared to the 6.8% national rate. As the largest agricultural producer in the country, California has unemployment levels that are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. California's economy closely mirrors that of the United States with slightly less manufacturing concentration in California compared with the nation, and slightly more in the services sector. California remains a wealthy state. As of 2007, it had a per capita income level of $41,580, representing 107.8% of the national average according to the U.S. Bureau of Economic Analysis. The growth rate from 2006 of 4.1% was slightly lower than the national average of 4.7%.


 California remains the largest state in the nation by population. There are
36.8 million people living there as of 2008, the latest official estimate from the Department of Commerce's Bureau of the Census; this is 12.1% of the national population and represents a higher growth rate than the national average since the 2000 census. Despite the State's current fiscal challenges, its growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, wealth levels, and excellent ports continue to bolster California's economic prospects. Real estate markets have significantly weakened over the past year, and this will impact the State's finances, as well as those of local governments.


 Because of the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas. Water availability remains an ongoing challenge, because of continued growth there and in other western states, as well as a continuing drought. The State is also facing challenges to build new school facilities to educate its growing student population in the areas where population growth is taking place.


 Local government finances are generally less challenged than the State's are at the moment, although they are still stressed. Local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. With a slowed real estate market, this could be an additional challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on state funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable for them.



 California is subject to unique natural hazard risks such as earthquakes and forest fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed. Cycles of drought, flooding, fires, and mudslides are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water.


FLORIDA RISK FACTORS


Vanguard Florida Tax-Free Fund invests primarily in municipal bonds of the Florida State government, the state's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in Florida are likely to affect the Fund's investment performance. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's or "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the state's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is less than average for U.S. states. Currently, Florida's general obligation debt is rated Aa1 by Moody's, AAA by S&P, and AA+ by FITCH. All three rating agencies, however, have negative outlooks on those ratings.


 The national economic recession is broadly affecting all states, but is exerting more downward pressure on states like Florida where the real estate market had grown at a substantially above average trend prior to the collapse of the housing market. Unfortunately, the recession that started with housing has spread to infect all areas of business activity and personal spending. Except for healthcare and defense, all of Florida's industries are contracting. In addition, during the many years in which Florida's economy grew, the State adopted several tax cutting measures including repeal of the intangibles tax and enactment of local property tax cuts. The State's fiscal management has historically been very strong and will be more important now than ever before.


 While the management of rapid population growth had traditionally been the major challenge facing the State and local governments, recent concerns have centered around budget balance and maintenance of essential services. Florida's 2008 census count of 18.3 million people, represents a significant 6% of the U.S. population. From 2000-2008 Florida's population growth rate of 14.2% was almost double that of the U.S. at 7.8% and fueled economic expansion in the State. However, more recently, net in-migration has slowed significantly and with it, Florida's economic engine has slowed as well.


 The latest Bureau of Economic Analysis report of 2007 real state gross domestic product shows that Florida's GDP stands at $610 billion, representing a large 5.3% of national economic activity. However, the State's real GDP growth rate was effectively 0% from 2006-2007, below the 2.0% national rate during that time period. Given the current economic situation and Florida's disproportionately weaker economic performance relative to the nation, it is possible that Florida's real state GDP growth will underperform again from 2007-2008.


 Until this recession, Florida had seen unwavering employment growth since 2000. Even during the 2001-2003 economic slowdown, the State gained approximately 115,000 jobs. Unemployment during that same period rose only slightly from 4.8% in 2001 to 5.1% in 2003 and was below that of the nation. More recently, the state's November 2008 unemployment rate of 7.3% is now above the nation's November 2008 rate of 6.8%. Florida's wealth levels as measured by per capita income continue to approximate national averages. Florida's 2007 PCI was 99.4% of the nation. However, the State's 2007 PCI growth rate of 3.4% was slower than that of the nation at 4.7%. It is possible that fiscal year 2008 will underperform as well.


Coming off an already tough fiscal year 2008 in which the State started with a budget that was 3% smaller than the prior year and enacted $1.4 billion of mid-year budget cuts on top of that, the State ended June 30, 2008 with a small $321 million general fund balance, $1.35 billion in budget stabilization funds, and over $4 billion in trust fund balances. Likewise, the fiscal year 2009 budget developed a $2.3 billion mid-year budget gap by November 2008 on top on closing a $3.4 billion gap prior to budget adoption. The State Legislature met in special session this January to address the 2009 mid-year gap. At that time the State enacted $978 million of spending cuts and $1.6 billion of revenue transfers from various reserves and trust funds, as well as enacting some revenue enhancements.


 Fiscal year 2010 budget is still being crafted, but starts with a substantial gap that could be anywhere from $1.6-$6 billion prior to budget adoption, depending on economic conditions and details of a proposed federal economic stimulus package. The State is expected to continue cutting expenditures, raising certain taxes, eliminating some tax exemptions, relying on one-time revenue enhancements, and drawing on balances in available funds that include $273 million in budget stabilization reserves, $200 million in working capital, and $1.3 billion in trust fund balances.



 The State must also effectively manage potentially larger contingent liabilities related to hurricanes as a result of broadening its role as insurer and re-insurer through Florida Citizens Property and Florida Hurricane Catastrophe Funds. Legislation passed in January 2007 expanded eligibility for reinsurance and direct homeowner insurance policies through these state related entities. State Farm's recent announcement that it will stop writing homeowner insurance policies in Florida and allow existing ones to expire, may result in the State's further entrenchment in the insurance business via Citizens and the Hurricane Catastrophe Fund. Fortunately, the balance sheets of both entities are currently strong given relatively muted recent hurricane seasons.



Florida's debt profile continues to be manageable. According to Moody's, in 2007 the State's tax-supported debt of $18.3 billion was 3.4% of 2006 personal income, approximating the United States median of 3.2%. Florida's state statute requires that the state's debt service burden be less than 7% of its total governmental revenues.



 Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes.


 Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the state constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

MASSACHUSETTS RISK FACTORS


Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's or "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes, is average at a full faith and credit rating of "Aa2" (Moody's) and "AA" (S&P). Both rating agencies maintain a stable outlook on their ratings.


 Massachusetts is densely populated and has high income levels. In 2007, the Commonwealth had the third highest state per capita personal income at $49,142 (127.4% of the U.S. average), following only Connecticut and New Jersey. The commonwealth lost approximately 144,400 jobs (not seasonally adjusted) between the last employment peak in 2001 and the trough in 2004. Although employment recovery began in 2005, annual non-farm employment in 2007 was still below the 2001 peak. The unemployment rate, which had been comparatively low in recent years, rose from 2.7% for 2000 to 5.8% for 2003, then fell over time to 4.5% for 2007. Seasonally adjusted data for November 2008 shows a rate of 5.9% compared to a national rate of 6.8%. The U.S. Census Bureau has estimated that Massachusetts's population in 2008 was 6.5 million.


 In Massachusetts the taxes on personal property and real estate are the largest source of tax revenues available to cities and towns. "Proposition 21/2," an initiative petition adopted by the voters of the commonwealth in November 1980, limits the power of Massachusetts' cities and towns to raise revenue from property taxes to support their operations. To offset shortfalls experienced by local governments as a result of Proposition 21/2, the commonwealth has significantly increased direct local aid since 1981, which aid was reduced in fiscal years 2003 and 2004 in response to budget stress, then restored as the Commonwealth's financial situation improved; this aid was again reduced mid-fiscal year 2009 as the commonwealth's revenues deteriorated in tandem with the national economic downturn. Despite the limitations imposed by Proposition 2 1/2, however, S&P reports that Massachusetts' cities and towns have above-average general obligation credit strength.


 Between fiscal 2004 and fiscal 2007 the Commonwealth generated budget surpluses, allowing it to increase its rainy day reserve (a small portion of which was used in fiscal 2008) to help balance the shortfall developing from economic softness.


 A greater amount of the rainy day reserve was budgeted to help balance the current year (fiscal 2009) budget. As is true in most states, the commonwealth is being severally pressured by revenue shortfalls, such that additional rainy day monies were used, in combination with expenditure and revenue actions, to rebalance the budget just four months into the fiscal year. With the revenue falloff continuing, the Governor recommended using additional rainy day funds to partially address the gap that was identified in January 2009. The Governor has also recommended further use of rainy day monies to help balance the fiscal 2010 budget.


 Commonwealth debt levels remain well above average. According to Moody's, in 2008 Massachusetts' net tax-supported debt of $29.2 billion moderated to 7.8% of personal income in contrast to 9.4% in 2006, but remained the second highest level in the United States, where the mean is 3.2%. Debt levels are expected to remain high as the Massachusetts School Building Authority issues bonds to finance a local school building program. There is uncertainty as to the effect on commonwealth debt levels, if any, of the proposed reorganization of the Turnpike Authority. In addition to this debt, the commonwealth currently has significant unfunded liabilities relating to its pension funds.



NEW JERSEY RISK FACTORS


Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, township, boroughs, school districts, special districts, agencies, and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, appropriation debt, and notes, compares somewhat unfavorably. As a result of a deterioration in the State's financial position, an expectation of sizable structural imbalance in the State's 2004-2005 budget and the softening economy, Moody's downgraded New Jersey to Aa3 from Aa2 in July 2004, where it remains today. S&P downgraded New Jersey to AA- from AA in July 2004 citing the State's structural budget imbalance and the reduced future fiscal flexibility resulting from the New Jersey State Supreme Court's ruling prohibiting the State from using bond proceeds to balance the budget in fiscal year 2005-06 and beyond. S&P upgraded the State's rating to AA in July 2005 citing the underlying strength of the economy and the adoption of a fiscal year 2005-06 budget that made significant strides toward structural balance. S&P maintains a "Stable Outlook" on the state's credit.


 In 2007, New Jersey ranked second behind Connecticut in highest state per capita income (127.7% of the national average). New Jersey's state gross domestic product in 2007 was $391.3 billion, a 1.1% increase over 2006. The state lost approximately 18,300 jobs (not seasonally adjusted) between the last employment peak in 2001 and the trough in 2003. Employment recovered in 2004, gaining approximately 20,300 jobs from the prior year's nadir, and peaking in 2007. The unemployment rate, rose from 3.7% for 2000 to 5.9% for 2003, then fell over time to 4.2% for 2007. Seasonally adjusted data for November 2008 shows a rate of 6.1% compared to a national rate of 6.8%. The U.S. Census Bureau has estimated that New Jersey's population in 2008 was 8.7 million.


 The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues, such as transportation improvements and pension liabilities. Net tax-supported debt per capita is now among the highest in the United States. According to Moody's, net tax-supported debt of $30.2 billion was 5.1% of personal income, the third highest in the United States (the mean for 2008 was 3.2%). Voters have approved a Constitutional amendment forbidding the issuance by state authorities of appropriation debt the payment of which does not have a dedicated revenue source unless the debt has been voter approved; this is expected to moderate the amount of debt outstanding over the long-term.


 A new governor assumed office in January 2006. One of his stated goals was to eliminate the structural imbalance in the state budget that has persisted for several years. The 2007-08 fiscal year budget made some progress towards structural balance. The fiscal year 2008-09 budget was 5% smaller than that for the prior year and made additional progress towards structural balance. As the economic softening accelerated, revenues fell and expenditure pressures increased.


 A positive credit factor for local government in New Jersey is the strong state oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts.



 New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. Like many other states, New Jersey will need to address unfunded pension and other post employment benefit liabilities going forward.


NEW YORK RISK FACTORS


Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, agencies, authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, because the State's credit rating has been upgraded and downgraded much more often than usual. These ratings have fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium-grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State's general obligation debt to "AA." S&P changed its outlook to stable in September 2004, noting that the modest improvement in the State's economic base, in combination with anticipated revenue and expense actions and the presence of modest reserves, indicate that the out-year structural imbalance appears to be manageable. Moody's upgraded its rating to "A1" in November 2004 and to "Aa3" with a stable outlook in December 2005. The upgrade reflected the positive trend in the State's economy, tax revenues, and liquidity position.

 In 2007, New York had the fifth highest state per capita income at $46,664 (121% of the U.S. average). The State lost approximately 228,200 jobs between 2000 and 2003, putting strains on the budget. Unemployment rose from 4.5% in 2000 to 6.4% in 2003. Unemployment rates subsequently trended lower. The annual unemployment rates for 2006 and 2007 were, respectively, 4.6% and 4.5%, while the rate for November 2008 was 6.1% (seasonally adjusted) compared to a national rate of 6.8%. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.



 Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the credit quality of New York City, which comprises about 40% of the State's population and economy. Debt service expenditures have been growing as a claim on the State and City budgets.


 New York State's debt structure is also complicated; to circumvent voter approval, much state debt is issued by agencies, is not backed by the State's full faith and credit, and, therefore, has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these measures to substantially impact the State's debt posture. According to Moody's, state net tax-supported debt of $53.3 billion was 6.5% of personal income, the fifth highest in the United States, where the mean is 3.2%. In 2002, the State created a new type of debt, backed by the personal income tax, which is rated "AAA" by S&P (upgraded from "AA" in February 2006) and "Aa3" by Moody's. New York's ability to raise revenues is limited, because combined State and local taxes as a percent of personal income are among the highest in the nation.


 New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in the last portion of the 1990s had strengthened because of high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001-2002 fiscal year, even before the events of September 11, 2001. Financial performance for the fiscal year ending June 30, 2002, was balanced, buoyed by federal emergency aid. Budget balancing actions for the 2002-2003 fiscal year were stringent, including an 18% mid-year property tax increase as well as mid-year service reductions as the City collected revenues that were even less than the substantially reduced receipts projected at the time of budget adoption. Additional balancing actions were taken for the 2003-2004 fiscal year, including temporary increases in the personal income tax and sales tax rates. Fiscal years 2004-2005, 2005-2006, and 2006-2007, operations benefited from a stabilized City economy, with securities industry profits up, positive activity in the tourism sector, and a healthy residential real estate market. Fiscal 2007-2008 financial performance softened, reflecting lower Wall Street profitability and a slowing real estate market. Fiscal 2008-2009 financial performance is off sharply as a result of the turmoil on Wall Street; a series of budget-balancing actions were taken including a mid-year 7% increase in property taxes. The State and the City both face substantial budget gaps for the fiscal years that begin, respectively, April 1, 2009 and July 1, 2009.


 Moody's upgraded the City's rating to "A1" in April 2005, and to "Aa3" in July 2007 citing its well institutionalized budget controls, conservative fiscal management, and risk associated with the economy concentrated in the financial services sector. S&P upgraded the City's rating to "AA-"in May 2006, and to "AA" in June 2007, the highest rating the City's debt has ever attained, citing the City's strong economic and revenue performance, and active budget management. Major areas of relative credit strength continue to exist in localities in Long Island and north of New York City, where affluent population bases continue to exist. All New York counties are under some fiscal distress because of rising pension contribution costs. Medicaid costs, which had been a source of county budgetary pressure, have moderated with the enactment of an annual increase cap.



OHIO RISK FACTORS


Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of the State of Ohio, political subdivisions of the state, and agencies or instrumentalities of the state or its political subdivisions. As a result of this investment focus, events in Ohio are likely to affect the Funds' investment performance. The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" as determined by Moody's, or "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody's and AA+/AA from S&P for general obligation bonds and essential lease debt, respectively.

 Ohio stands out as a state that has been able to maintain a superior financial position, relative to other states, despite facing severe economic challenges over the last seven years.


 While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above average cyclicality. Although the service industry is the largest employer, the manufacturing sector contributes an equal share to Ohio's gross state product. Ohio, like the other states, has experienced significant manufacturing productivity improvements and this has led to a continued long-term decline in manufacturing employment. This job loss is exacerbated during recessions when manufacturing output declines. The auto companies' continued downsizing will continue to act as a drag on Ohio's employment growth during the coming year. Unemployment rose to 7.3% in November 2008 from 5.6% in November 2007. Economic diversification is taking place in some metropolitan areas, and includes expansions in the service and knowledge-based industries, particularly health care and financial services. Ohio's per capita income is now at 90% of the national average, down from 96% in 1990.


 Historically, the State's fiscal position has been strong, bolstered by operating surpluses and significant reserves maintained in the budget stabilization fund. Ohio did draw down its budgetary reserves to near zero during the economic downturn of 2002 and 2003, but has been able to build a strong liquidity position, despite the economic challenges of the past seven years. The State budget office expects to maintain its budgetary reserves into 2011, when the current economic weakness will most likely force the State to draw down its reserves. Ohio has sought to remain economically competitive through a program of tax cuts, Despite Ohio's fiscal challenges, the State's finances are in better shape than those of other states in the country. Moody's and S&P rate the State's general obligation debt Aa1 and AA+, respectively. In February 2007, Moody's revised its ratings outlook to negative citing the State's continuing economic underperformance and the tax cut program. S&P has had a stable ratings outlook on it since July 2003.


 Ohio's debt burden is moderate. According to Moody's, 2007 net tax-supported debt at 2.9% of personal income, was lower than the national mean of 3.2%. Ohio's constitution places limits on debt issuance without voter approval and expressly precludes the State from assuming the debt of any local government or corporations. The constitution does authorize the State to issue debt where the right to levy excise taxes to pay debt service is not granted. Such state obligations are generally secured by biennial state appropriations for lease payments tied to the debt service on the bonds.


 Local school districts in Ohio receive, on average, about 50% of their operating monies from state source, but they also levy local property taxes. About one-fifth of the districts also rely on voter-authorized income taxes for a significant portion of their revenue.


 Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations, and, with other local governments, receive local government support and property tax relief monies distributed by Ohio. At present, the State itself does not levy ad valorem taxes on real or tangible personal property. The constitution limits the aggregate local overlapping property tax levy (including a levy for un-voted general obligations) to 1% of true value and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation").



PENNSYLVANIA RISK FACTORS


Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, Commonwealth agencies, and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Funds' investment performance.


 The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" or "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and Commonwealth agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania general obligation bonds by Moody's and by S&P are Aa2/AA. Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government.



Pennsylvania reported an operating surplus for fiscal year 2008, continuing a trend that began with fiscal year 2004, after the Commonwealth had experienced negative operating results in 2002 and 2003--years that saw the depletion of the Commonwealth's Tax Stabilization Reserve Fund. During 2004, the Commonwealth closed a budget gap through revenue enhancements and program cuts. The Commonwealth has since restored some program spending levels, increased educational funding, and implemented an income tax rate increase. Over the last four years, the Commonwealth has made progress in funding the Budget Stabilization Reserve, and reported fiscal year 2008 available funds of $583 million (or 2% of receipts). The fiscal year 2009 budget is balanced, but a conservative revenue estimate and spending increases in the areas of education, health care, and employee benefits resulted in a projected draw-down of all but $7.8 million of the beginning balance. To ensure adequate 2009 funding, there was not a fiscal 2008 transfer into the state's rainy day fund.


 Commonwealth debt levels are below average. According to Moody's, 2007 net tax-supported debt was 2.4% of personal income, below the national mean of 3.2%. Debt levels are expected to rise by almost $3.0 billion to fund economic stimulus and infrastructure initiatives, but the ratio of debt service to revenue is expected to remain below 4%.



The Commonwealth lost approximately 80,000 jobs between 2001 and 2003, and finally, during 2005, regained the total employment level seen in 2000. Pennsylvania's economy is no longer as manufacturing based as it was just ten years ago. The state's manufacturing employment now represents 10.8% of total employment, compared to the national 9.8% manufacturing employment share and down from 14.5% in 2001. Year over year employment decreased 0.3% through October 2008. Unemployment rose from 4.7% in 2001 to 5.6% in 2003. Unemployment declined to 4.2% in November 2007, but has since increased to 6.1% compared to a national rate of 6.8%. Pennsylvania historically had been identified as a heavy industry state, although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers moving away from the northeast part of the nation. Recently the major sources of growth in Pennsylvania have been in the service sector; including trade, medical, health services, education, and financial institutions, and accounts for 41.5% of the state's non-farm employment. In fact, manufacturing employment makes up only a slightly higher portion of the state's total employment than it does nationally.


A number of local governments in the Commonwealth have, from time to time, faced fiscal stress and were unable to address serious economic, social, and health care problems within revenue constraints. In 2002 the City of Pittsburgh was found by the Commonwealth to be in fiscal distress and placed under oversight. Subsequently, the city revamped its payroll tax and instituted a $52 tax on anyone working in the city, implemented expenditure cuts, and had the
Intergovernmental Cooperation Authority (the oversight board) approve its five-year financial plan. In addition, the Commonwealth's legislature approved new revenue sources for the city resulting in fiscal surpluses for the past three years. In December 2007, S&P raised Pittsburgh's rating to "BBB" from "BBB-", and Moody's raised the rating to "Baa1" in August 2008. Also, Philadelphia was placed under state oversight in the 1990s. Since then the city made significant fiscal progress but is once again facing difficult budgetary challenges. S&P rates Philadelphia "BBB" and Moody's rates it "Baa1", both with stable outlooks.




                                  SHARE PRICE


Multiple class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the California Intermediate-Term, California Long-Term, Florida Long-Term, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Money Market Funds, Massachusetts and Ohio Long-Term Tax-Exempt Funds is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding.



 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


 It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The Fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.


 The use of amortized cost and the maintenance of a money market fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services or, in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.


 Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.


                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus.


REDEMPTION OF SHARES


The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus.


 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.



 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which generally will be subject to a charge of $5). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.



RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



INVESTING WITH VANGUARD THROUGH OTHER FIRMS


The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.



                            MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is part of the Vanguard group of investment companies, which consists of more than 150 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation (VMC), the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of November 30, 2008, each Fund had contributed capital to Vanguard as follows:




                                   PERCENT OF EACH FUND'S        TOTAL AMOUNT           PERCENT OF
                                                  AVERAGE      CONTRIBUTED BY           VANGUARD'S
FUND                                           NET ASSETS           THE FUNDS       CAPITALIZATION
----------                               ----------------          ----------       --------------
Vanguard California Tax-Free Funds                  0.01%          $1,569,000                1.57%

Vanguard Florida Tax-Free Fund                      0.01%             100,000                0.10%

Vanguard Massachusetts Tax-Exempt Fund              0.01%              73,000                0.07%

Vanguard New Jersey Tax-Free Funds                  0.01%             520,000                0.51%

Vanguard New York Tax-Free Funds                    0.01%             781,000                0.78%

Vanguard Ohio Tax-Free Funds                        0.01%             199,000                0.52%

Vanguard Pennsylvania Tax-Free Funds                0.01%             661,000                0.66%


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds' trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of November 30, 2008, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services/(R)/ who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment advisor), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.



 The following table describes the expenses of Vanguard and VMC that are shared by the funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned "Management and Administrative Expenses" include a fund's allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned "Marketing and Distribution Expenses" include a fund's allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.


 As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended November 30, 2006, 2007, and 2008, and are presented as a percentage of each Fund's average month-end net assets.





                                                           ANNUAL SHARED FUND OPERATING EXPENSES
                                                        (SHARED EXPENSES DEDUCTED FROM FUND ASSETS)
                                                        -------------------------------------------
FUND
----                                                    2006             2007            2008
VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                 0.10%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.08%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD MASSACHUSETTS TAX-EXEMPT FUN
Management and Administrative Expenses:                 0.11%           0.10%           0.09%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                 0.10%           0.07%           0.08%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.08%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                 0.10%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.08%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD OHIO TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                 0.10%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD OHIO LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.11%           0.10%          0.10%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
Management and Administrative Expenses:                 0.10%           0.07%           0.07%
Marketing and Distribution Expenses:                    0.03            0.03            0.03

VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
Management and Administrative Expenses:                 0.09%           0.08%           0.07%
Marketing and Distribution Expenses:                    0.02            0.02            0.02

OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trusts' organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------
INTERESTED TRUSTEE
John J. Brennan/1/       Chairman of the    May 1987        Chairman of the Board and Director (Trustee) of                    157
(1954)                   Board and Trustee                  Vanguard and of each of the investment companies
                                                            served by Vanguard; Chief Executive Officer and
                                                            President of Vanguard (1996-2008).

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee            January 2001    Applecore Partners (pro bono ventures in education);               157
(1937)                                                      Senior Advisor to Greenwich Associates (international
                                                            business strategy consulting); Successor Trustee of
                                                            Yale University; Overseer of the Stern School of
                                                            Business at New York University; Trustee of the
                                                            Whitehead Institute for Biomedical Research.


                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------
Emerson U. Fullwood      Trustee            January 2008    Retired Executive Chief Staff and Marketing Officer for            157
(1948)                                                      North America and Corporate Vice President of Xerox
                                                            Corporation (photocopiers and printers); Director of
                                                            SPX Corporation (multi-industry manufacturing), the
                                                            United Way of Rochester, the Boy Scouts of America,
                                                            Amerigroup Corporation (direct health and medical
                                                            insurance carriers), and Monroe Community College
                                                            Foundation.

Rajiv L. Gupta           Trustee            December 2001   Chairman and Chief Executive Officer of Rohm and                   157
(1945)                                                      Haas Co. (chemicals); President of Rohm and Haas Co.
                                                            (2006-2008); Board Member of the American
                                                            Chemistry Council; Director of Tyco International, Ltd.
                                                            (diversified manufacturing and services) and Hewlett-
                                                            Packard Company (electronic computer manufacturing);
                                                            Trustee of The Conference Board.

Amy Gutmann              Trustee            June 2006       President of the University of Pennsylvania;                       157
(1949)                                                      Christopher H. Browne Distinguished Professor of
                                                            Political Science in the School of Arts and Sciences
                                                            with secondary appointments at the Annenberg
                                                            School for Communication and the Graduate School of
                                                            Education at the University of Pennsylvania; Director of
                                                            Carnegie Corporation of New York, Schuylkill River
                                                            Development Corporation, and Greater Philadelphia
                                                            Chamber of Commerce; Trustee of the National
                                                            Constitution Center.

JoAnn Heffernan Heisen   Trustee            July 1998       Retired Corporate Vice President, Chief Global Diversity           157
(1950)                                                      Officer, and Member of the Executive Committee of
                                                            Johnson & Johnson (pharmaceuticals/consumer
                                                            products);  Vice President and Chief Information Officer
                                                            (1997-2005)of Johnson & Johnson; Director of the
                                                            University Medical Center at Princeton and Women's
                                                            Research and Education Institute.

Andre F. Perold          Trustee            December 2004   George Gund Professor of Finance and Banking,                      157
(1952)                                                      Senior Associate Dean, and Director of Faculty
                                                            Recruiting at the Harvard Business School; Director
                                                            and Chairman of UNX, Inc. (equities trading firm); Chair
                                                            of the Investment Committee of HighVista Strategies
                                                            LLC (private investment firm).

Alfred M. Rankin, Jr.    Trustee            January 1993    Chairman, President, Chief Executive Officer, and                  157
(1941)                                                      Director of NACCO Industries, Inc. (forklift trucks/
                                                            housewares/lignite); Director of Goodrich Corporation
                                                            (industrial products/aircraft systems and services).

J. Lawrence Wilson       Trustee            April 1985      Retired Chairman and Chief Executive Officer of Rohm               157
(1936)                                                      and Haas Co. (chemicals); Director of Cummins Inc.
                                                            (diesel engines) and AmerisourceBergen Corp.
                                                            (pharmaceutical distribution); Trustee of Vanderbilt
                                                            University and of Culver Educational Foundation.


                                                                                                                         NUMBER OF
                                            VANGUARD        PRINCIPAL OCCUPATION(S)                                 VANGUARD FUNDS
                         POSITION(S)        FUNDS' TRUSTEE/ DURING THE PAST FIVE YEARS                                 OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   AND OUTSIDE DIRECTORSHIPS                              TRUSTEE/OFFICER
-------------------      ---------------    --------------  --------------------------                             ---------------

EXECUTIVE OFFICERS
Thomas J. Higgins/1/     Chief Financial    September 2008  Principal of Vanguard; Chief Financial Officer of each of          157
(1957)                   Officer                            the  investment companies served by Vanguard, since
                                                            September 2008; Treasurer of each of the investment
                                                            companies served by Vanguard (1998-2008).

Kathryn J. Hyatt/1/      Treasurer          November 2008   Principal of Vanguard; Treasurer of each of the                    157
(1955)                                                      investment companies served by Vanguard, since
                                                            November 2008; Assistant Treasurer of each of
                                                            the investment companies served by Vanguard
                                                            (1988-2008).

F. William McNabb III/1/ Chief Executive    March 2008      Chief Executive Officer of Vanguard and of each of the             157
(1957)                   Officer and                        investment companies served by Vanguard, since
                         President                          August 2008; Director and President of Vanguard since
                                                            March 2008; President of each of the investment
                                                            companies served by Vanguard, since March 2008;
                                                            Director of Vanguard Marketing Corporation; Managing
                                                            Director of Vanguard (1995-2008).

Heidi Stam/1/            Secretary          July 2005       Managing Director of Vanguard since 2006; General                  157
(1956)                                                      Counsel of Vanguard since 2005; Secretary of
                                                            Vanguard and of each of the investment companies
                                                            served by Vanguard, since 2005; Director and Senior
                                                            Vice President of Vanguard Marketing Corporation
                                                            since 2005; Principal of Vanguard (1997-2006).

1 These individuals are "interested persons" as defined in the 1940 Act.


Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During calendar years 2007 and 2008, Vanguard paid Greenwich subscription fees amounting to approximately $400,000. Vanguard's subscription rates are similar to those of other subscribers.




 Board Committees: The Trusts' board has the following committees:



- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held five meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held nine meetings during each Fund's last fiscal year.




 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.
                                     B-31

TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.


 COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.



                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE





                                                                 Pension or               Accrued Annual         Total Compensation
                                 Aggregate              Retirement Benefits                   Retirement                   from All
                              Compensation          Accrued as Part of this                   Benefit at             Vanguard Funds
Trustee               from these Funds/(1)/            Fund's Expenses/(1)/         January 1, 2008/(2)/      Paid to Trustees/(3)/
----------             -------------------            ---------------------       ----------------------      ---------------------
John J. Brennan                         --                               --                           --                         --
Charles D. Ellis                     $ 893                               --                           --                   $152,500
Emerson U. Fullwood/4/                 520                               --                           --                    148,200
Rajiv L. Gupta                         893                               --                           --                    152,500
Amy Gutmann                            893                               --                           --                    148,200
JoAnn Heffernan Heisen                 893                             $303                       $2,733                    152,500
Andre F. Perold                        893                               --                           --                    152,500
Alfred M. Rankin, Jr.                1,035                              367                        5,355                    176,700
J. Lawrence Wilson                     893                              387                        7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.



                         VANGUARD FLORIDA TAX-FREE FUND
                          TRUSTEES' COMPENSATION TABLE




                                                                 Pension or           Accrued Annual          Total Compensation
                                 Aggregate              Retirement Benefits               Retirement                    from All
                              Compensation          Accrued as Part of this               Benefit at              Vanguard Funds
Trustee                from this Fund/(1)/             Fund's Expenses/(1)/     January 1, 2008/(2)/       Paid to Trustees/(3)/
----------             -------------------            ---------------------    ---------------------       ---------------------
John J. Brennan                        --                               --                        --                         --
Charles D. Ellis                     $127                               --                        --                   $152,500
Emerson U. Fullwood/4/                 72                               --                        --                    148,200
Rajiv L. Gupta                        127                               --                        --                    152,500
Amy Gutmann                           127                               --                        --                    148,200
JoAnn Heffernan Heisen                127                              $44                    $2,733                    152,500
Andre F. Perold                       127                               --                        --                    152,500
Alfred M. Rankin, Jr.                 147                               53                     5,355                    176,700
J. Lawrence Wilson                    127                               53                     7,783                    152,500


1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. E

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.





                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                        TRUSTEES' COMPENSATION TABLE



                                                                 Pension or         Accrued Annual          Total Compensation
                                 Aggregate              Retirement Benefits             Retirement                    from All
                              Compensation          Accrued as Part of this             Benefit at              Vanguard Funds
Trustee                from this Fund/(1)/             Fund's Expenses/(1)/   January 1, 2008/(2)/       Paid to Trustees/(3)/
----------             -------------------            ---------------------   --------------------       ---------------------
John J. Brennan                        --                               --                      --                         --
Charles D. Ellis                     $ 87                               --                      --                   $152,500
Emerson U. Fullwood/4/                 48                               --                      --                    148,200
Rajiv L. Gupta                         87                               --                      --                    152,500
Amy Gutmann                            87                               --                      --                    148,200
JoAnn Heffernan Heisen                 87                              $30                  $2,733                    152,500
Andre F. Perold                        87                               --                      --                    152,500
Alfred M. Rankin, Jr.                 100                               36                   5,355                    176,700
J. Lawrence Wilson                     87                               37                   7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.
4 Mr. Fullwood became a member of the Funds' board effective January 2008.


                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                                  Pension or               Accrued Annual         Total Compensation
                                 Aggregate              Retirement Benefits                   Retirement                   from All
                              Compensation          Accrued as Part of this                   Benefit at             Vanguard Funds
Trustee               from these Funds/(1)/             Fund's Expenses/(1)/         January 1, 2008/(2)/      Paid to Trustees/(3)/
----------             -------------------            ---------------------       ----------------------      ---------------------
John J. Brennan                        --                               --                      --                         --
Charles D. Ellis                     $624                               --                      --                   $152,500
Emerson U. Fullwood/4/                624                               --                      --                    148,200
Rajiv L. Gupta                        624                               --                      --                    152,500
Amy Gutmann                           624                               --                      --                    148,200
JoAnn Heffernan Heisen                624                             $212                  $2,733                    152,500
Andre F. Perold                       624                               --                      --                    152,500
Alfred M. Rankin, Jr.                 723                              257                   5,355                    176,700
J. Lawrence Wilson                    621                              271                   7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
 Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.






                        VANGUARD NEW YORK TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                                  Pension or               Accrued Annual         Total Compensation
                                 Aggregate              Retirement Benefits                   Retirement                   from All
                              Compensation          Accrued as Part of this                   Benefit at             Vanguard Funds
Trustee               from these Funds/(1)/             Fund's Expenses/(1)/         January 1, 2008/(2)/      Paid to Trustees/(3)/
----------             -------------------            ---------------------       ----------------------      ---------------------
John J. Brennan                        --                               --                      --                         --
Charles D. Ellis                    $ 927                               --                      --                   $152,500
Emerson U. Fullwood/4/                541                               --                      --                    148,200
Rajiv L. Gupta                        927                               --                      --                    152,500
Amy Gutmann                           927                               --                      --                    148,200
JoAnn Heffernan Heisen                927                             $311                  $2,733                    152,500
Andre F. Perold                       927                               --                      --                    152,500
Alfred M. Rankin, Jr.               1,074                              377                   5,355                    176,700
J. Lawrence Wilson                    926                              398                   7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
 Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.



                          VANGUARD OHIO TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE


                                                                  Pension or               Accrued Annual         Total Compensation
                                 Aggregate              Retirement Benefits                   Retirement                   from All
                              Compensation          Accrued as Part of this                   Benefit at             Vanguard Funds
Trustee               from these Funds/(1)/             Fund's Expenses/(1)/         January 1, 2008/(2)/      Paid to Trustees/(3)/
----------             -------------------            ---------------------       ----------------------      ---------------------
John J. Brennan                        --                               --                      --                         --
Charles D. Ellis                     $224                               --                      --                   $152,500
Emerson U. Fullwood/4/                131                               --                      --                    148,200
Rajiv L. Gupta                        224                               --                      --                    152,500
Amy Gutmann                           224                               --                      --                    148,200
JoAnn Heffernan Heisen                224                              $75                  $2,733                    152,500
Andre F. Perold                       224                               --                      --                    152,500
Alfred M. Rankin, Jr.                 259                               92                   5,355                    176,700
J. Lawrence Wilson                    223                               96                   7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
 Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.






                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                                 Pension or               Accrued Annual         Total Compensation
                                 Aggregate              Retirement Benefits                   Retirement                   from All
                              Compensation          Accrued as Part of this                   Benefit at             Vanguard Funds
Trustee               from these Funds/(1)/             Fund's Expenses/(1)/         January 1, 2008/(2)/      Paid to Trustees/(3)/
----------             -------------------            ---------------------       ----------------------      ---------------------
John J. Brennan                        --                               --                      --                         --
Charles D. Ellis                     $780                               --                      --                   $152,500
Emerson U. Fullwood/4/                445                               --                      --                    148,200
Rajiv L. Gupta                        780                               --                      --                    152,500
Amy Gutmann                           780                               --                      --                    148,200
JoAnn Heffernan Heisen                780                             $263                  $2,733                    152,500
Andre F. Perold                       780                               --                      --                    152,500
Alfred M. Rankin, Jr.                 903                              320                   5,355                    176,700
J. Lawrence Wilson                    780                              336                   7,783                    152,500

1 The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2008. Each Fund within the Trust is responsible for a proportionate share of these amounts.

2 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
 Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

3 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 155
 Vanguard funds for the 2008 calendar year.

4 Mr. Fullwood became a member of the Funds' board effective January 2008.



OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2008.



                       VANGUARD CALIFORNIA TAX-FREE FUNDS




                                                                      AGGREGATE DOLLAR RANGE
                                                  DOLLAR RANGE OF    OF VANGUARD FUND SHARES
FUND                                                  FUND SHARES           OWNED BY TRUSTEE
----                                   TRUSTEE  OWNED BY TRUSTEE
Vanguard California
Tax-Exempt Money
 Market Fund                   John J. Brennan                --             Over $100,000
                              Charles D. Ellis                --             Over $100,000
                           Emerson U. Fullwood                --             Over $100,000
                                Rajiv L. Gupta                --             Over $100,000
                                   Amy Gutmann                --             Over $100,000
                        JoAnn Heffernan Heisen                --             Over $100,000
                               Andre F. Perold                --             Over $100,000
                         Alfred M. Rankin, Jr.                --             Over $100,000
                            J. Lawrence Wilson                --             Over $100,000


Vanguard California
Intermediate-Term
Tax-Exempt Fund               John J. Brennan                 --             Over $100,000
                              Charles D. Ellis                --             Over $100,000
                           Emerson U. Fullwood                --             Over $100,000
                                Rajiv L. Gupta                --             Over $100,000
                                   Amy Gutmann                --             Over $100,000
                        JoAnn Heffernan Heisen                --             Over $100,000
                               Andre F. Perold                --             Over $100,000
                         Alfred M. Rankin, Jr.                --             Over $100,000
                            J. Lawrence Wilson                --             Over $100,000


Vanguard California
Long-Term Tax-Exempt
Fund                           John J. Brennan                --             Over $100,000
                              Charles D. Ellis                --             Over $100,000
                           Emerson U. Fullwood                --             Over $100,000
                                Rajiv L. Gupta                --             Over $100,000
                                   Amy Gutmann                --             Over $100,000
                        JoAnn Heffernan Heisen                --             Over $100,000
                               Andre F. Perold                --             Over $100,000
                         Alfred M. Rankin, Jr.                --             Over $100,000
                            J. Lawrence Wilson                --             Over $100,000



                         VANGUARD FLORIDA TAX-FREE FUND



                                                                       AGGREGATE DOLLAR RANGE
                                                  DOLLAR RANGE OF     OF VANGUARD FUND SHARES
FUND                                                  FUND SHARES            OWNED BY TRUSTEE
                                       TRUSTEE   OWNED BY TRUSTEE
Vanguard Florida
Long-Term Tax-Exempt
Fund                           John J. Brennan                --              Over $100,000
                              Charles D. Ellis                --              Over $100,000
                           Emerson U. Fullwood                --              Over $100,000
                                Rajiv L. Gupta                --              Over $100,000
                                   Amy Gutmann                --              Over $100,000
                        JoAnn Heffernan Heisen                --              Over $100,000
                               Andre F. Perold                --              Over $100,000
                         Alfred M. Rankin, Jr.                --              Over $100,000
                            J. Lawrence Wilson                --              Over $100,000




                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND




Fund                                                                AGGREGATE DOLLAR RANGE OF
----                                              DOLLAR RANGE OF        VANGUARD FUND SHARES
                                                      FUND SHARES            OWNED BY TRUSTEE
                                       TRUSTEE   OWNED BY TRUSTEE
Vanguard Massachusetts
Tax-Exempt Fund                John J. Brennan                 --               Over $100,000
                              Charles D. Ellis                 --               Over $100,000
                           Emerson U. Fullwood                 --               Over $100,000
                                Rajiv L. Gupta                 --               Over $100,000
                                   Amy Gutmann                 --               Over $100,000
                        JoAnn Heffernan Heisen                 --               Over $100,000
                               Andre F. Perold                 --               Over $100,000
                         Alfred M. Rankin, Jr.                 --               Over $100,000
                            J. Lawrence Wilson                 --               Over $100,000


                       VANGUARD NEW JERSEY TAX-FREE FUNDS

                                                                       AGGREGATE DOLLAR RANGE
                                                  DOLLAR RANGE OF     OF VANGUARD FUND SHARES
FUND                                                  FUND SHARES            OWNED BY TRUSTEE
----                                   TRUSTEE   OWNED BY TRUSTEE
Vanguard New Jersey
Tax-Exempt Money
Market Fund                    John J. Brennan                --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000


Vanguard New Jersey
Long-Term Tax-Exempt
Fund                           John J. Brennan                --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000




                        VANGUARD NEW YORK TAX-FREE FUNDS

                                                                    AGGREGATE DOLLAR RANGE OF
                                                   DOLLAR RANGE OF       VANGUARD FUND SHARES
FUND                                                  FUND SHARES            OWNED BY TRUSTEE
----                                   TRUSTEE   OWNED BY TRUSTEE
Vanguard New York
Tax-Exempt Money
Market Fund                    John J. Brennan                --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000


Vanguard New York
Long-Term Tax-Exempt
Fund                          John J. Brennan                 --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000


                          VANGUARD OHIO TAX-FREE FUNDS

                                                                    AGGREGATE DOLLAR RANGE OF
                                                  DOLLAR RANGE OF        VANGUARD FUND SHARES
FUND                                                  FUND SHARES            OWNED BY TRUSTEE
----                                   TRUSTEE  OWNED BY TRUSTEE
Vanguard Ohio
Tax-Exempt Money
Market Fund                    John J. Brennan                --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000


Vanguard Ohio
Long-Term Tax-Exempt
Fund                           John J. Brennan                --               Over $100,000
                              Charles D. Ellis                --               Over $100,000
                           Emerson U. Fullwood                --               Over $100,000
                                Rajiv L. Gupta                --               Over $100,000
                                   Amy Gutmann                --               Over $100,000
                        JoAnn Heffernan Heisen                --               Over $100,000
                               Andre F. Perold                --               Over $100,000
                         Alfred M. Rankin, Jr.                --               Over $100,000
                            J. Lawrence Wilson                --               Over $100,000



                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS


                                                                      AGGREGATE DOLLAR RANGE
                                                 DOLLAR RANGE OF     OF VANGUARD FUND SHARES
FUND                                                 FUND SHARES            OWNED BY TRUSTEE
----                                   TRUSTEE  OWNED BY TRUSTEE
Vanguard Pennsylvania
Tax-Exempt Money
Market Fund                    John J. Brennan                --             Over $100,000
                              Charles D. Ellis                --             Over $100,000
                           Emerson U. Fullwood                --             Over $100,000
                                Rajiv L. Gupta                --             Over $100,000
                                   Amy Gutmann                --             Over $100,000
                        JoAnn Heffernan Heisen                --             Over $100,000
                               Andre F. Perold                --             Over $100,000
                         Alfred M. Rankin, Jr.                --             Over $100,000
                            J. Lawrence Wilson                --             Over $100,000


Vanguard Pennsylvania
Long-Term Tax-Exempt
Fund                          John J. Brennan      Over $100,000             Over $100,000
                              Charles D. Ellis                --             Over $100,000
                           Emerson U. Fullwood                --             Over $100,000
                                Rajiv L. Gupta                --             Over $100,000
                                   Amy Gutmann                --             Over $100,000
                        JoAnn Heffernan Heisen                --             Over $100,000
                               Andre F. Perold                --             Over $100,000
                         Alfred M. Rankin, Jr.                --             Over $100,000
                            J. Lawrence Wilson                --             Over $100,000



 As of February 28, 2009, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.


 As of February 28, 2009, those listed below owned of record 5% or more of each class's outstanding shares:



Vanguard California Intermediate-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (37.58%), National Financial Services, New York, NY (12.47%); Vanguard California Intermediate-Term Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (10.56%); Vanguard California Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (20.01%), National Financial Services, New York, NY (9.10%); Vanguard New Jersey Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (8.88%); National Financial Services, New York, NY (7.12%); Vanguard New York Long-Term Tax-Exempt Fund--Investor Shares:
Charles Schwab & Co. Inc., San Francisco, CA (10.55%), National Financial Services, New York, NY (11.63%); Vanguard Ohio Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (11.15%), National Financial Services, New York, NY (6.40%); Vanguard Pennsylvania Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.70%), National Financial Services, New York, NY (5.95%); Vanguard Florida Long-Term Tax-Exempt Fund--Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (8.41%), National Financial Services, New York, NY (7.52%); Vanguard Florida Long-Term Tax-Exempt Fund--Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.75%), National Financial Services, New York, NY (9.51%).







PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.



ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Portfolio" section of the fund's Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund's complete portfolio holdings as of the most recent calendar-quarter-end online at www.vanguard.com, in the "Portfolio" section of the Fund's Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.


 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Oce' Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A
FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.


DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 Currently, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.



DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.


PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES


Vanguard, through its Fixed Income Group, provides investment advisory services on an at-cost basis to the Funds. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.


 During the fiscal years ended November 30, 2006, 2007, and 2008, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:





Fund                                                              2006                   2007                2008
-------                                                       --------              ---------           ----------
Vanguard California Tax-Exempt Money Market Fund              $567,000               $643,000            $800,000
Vanguard California Intermediate-Term Tax-Exempt Fund          262,000                320,000             444,000
Vanguard California Long-Term Tax-Exempt Fund                  205,000                235,000             286,000
Vanguard Florida Long-Term Tax-Exempt Fund                     103,000                 97,000             103,000
Vanguard Massachusetts Tax-Exempt Fund                          46,000                 52,000              73,000
Vanguard New Jersey Tax-Exempt Money Market Fund               226,000                261,000             335,000
Vanguard New Jersey Long-Term Tax-Exempt Fund                  142,000                147,000             178,000
Vanguard New York Tax-Exempt Money Market Fund                 324,000                405,000             505,000
Vanguard New York Long-Term Tax-Exempt Fund                    200,000                215,000             263,000
Vanguard Ohio Tax-Exempt Money Market Fund                      81,000                 89,000             108,000
Vanguard Ohio Long-Term Tax-Exempt Fund                         47,000                 54,000              74,000
Vanguard Pennsylvania Tax-Exempt Money Market Fund             271,000                311,000             391,000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund                200,000                202,000             238,000





OTHER ACCOUNTS MANAGED



Kathryn  T.  Allen  manages  the  California   Tax-Exempt   Money  Market,   New
JerseyTax-Exempt Money Market, New York Tax-Exempt Money Market, and Pennsylvania Tax-Exempt Money Market Funds; as of November 30, 2008, the Funds collectively held assets of $19.3 billion. Ms. Allen also managed one other registered investment company with total assets of $1.3 billion, as of November 30, 2008 (advisory fee not based on account performance).


Marlin G. Brown manages the Ohio Long-Term Tax-Exempt, the Pennsylvania Long-Term Tax-Exempt, and the Massachusetts Tax-Exempt Funds; as of November 30, 2008, the Funds collectively held assets of $3.9 billion. Mr. Brown also managed one other registered investment company with total assets of $7.9 billion, as of November 30, 2008 (advisory fee not based on account performance).


John M. Carbone manages the Florida Long-Term Tax-Exempt and co-manages the California Intermediate-Term Tax-Exempt and California Long-Term Tax-Exempt Funds; as of November 30, 2008, the Funds collectively held assets of $8.2 billion. Mr. Carbone also managed one other registered investment company with total assets of $936 million, as of November 30, 2008 (advisory fee not based on account performance).


Michael Kobs co-manages the New Jersey Long-Term Tax-Exempt and New York Long-Term Tax-Exempt Funds; as of November 30, 2008, the Funds collectively held assets of $4.3 billion. Mr. Kolbs also co-managed two other registered investment companies with total assets of $19.6 billion as of November 30, 2008 (advisory fee not based on account performance).


Reid O. Smith co-manages the California Intermediate-Term Tax-Exempt, California Long-Term Tax-Exempt, New Jersey Long-Term Tax-Exempt, and New York Long-Term Tax-Exempt Funds; as of November 30, 2008, the Funds collectively held assets of $11.7 billion. Mr. Smith managed all or a portion of five other registered investment companies with total assets of $30.5 billion, as of November 30, 2008 (advisory fee not based on account performance).


Pamela Wisehaupt Tynan manages the Ohio Tax-Exempt Money Market Fund; as of November 30, 2008, the Fund held assets of $1.1 billion. Ms. Tynan also managed two other registered investment companies with total assets of $28.3 billion, as of November 30, 2008 (advisory fee not based on account performance).




MATERIAL CONFLICTS OF INTEREST


At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.


DESCRIPTION OF COMPENSATION


Each Fund's portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of November 30, 2008, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.



 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund's investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For intermediate- and long-term tax-exempt funds, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For tax-exempt money market funds, the performance factor depends on how successfully the portfolio manager maintains the credit quality of the fund and, consequently, how the fund performs relative to the expectations described above over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.


 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.


OWNERSHIP OF SECURITIES


Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of November 30, 2008, Vanguard employees collectively invested more than $1.6 billion in Vanguard funds. John J. Brennan, Chairman of the Board of Vanguard and the Vanguard funds; F. William
McNabb III, Chief Executive Officer and President of Vanguard and the Vanguard Funds; and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.


 As of November 30, 2008, Ms. Allen owned shares of the Pennsylvania Tax-Exempt Money Market Fund within the $10,001-$50,000 range. Except as noted in the previous sentence, as of November 30, 2008, the portfolio managers owned no shares of the Vanguard State Tax-Exempt Funds they managed.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


Vanguard provides at-cost investment advisory services to the funds pursuant to the terms of the Fourth Amended and Restated Funds' Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.



                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.


 The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). Brokerage commissions are paid, however, in connection with opening and closing out futures positions.


 During the fiscal years ended November 30, 2006, 2007, and 2008, the Funds (other than the money market funds) paid brokerage commissions in the following amounts:






Fund                                                           2006        2007           2008

Vanguard California Intermediate-Term Tax-Exempt Fund      $116,260    $405,680/1/     110,415
Vanguard California Long-Term Tax-Exempt Fund               182,688     339,800/1/      75,082
Vanguard Florida Long-Term Tax-Exempt Fund                   43,080      26,968         22,318
Vanguard Massachusetts Tax-Exempt Fund                       14,640      35,072         16,300
Vanguard New Jersey Long-Term Tax-Exempt Fund                51,780      32,560         40,951
Vanguard New York Long-Term Tax-Exempt Fund                  61,360     101,816         63,175
Vanguard Ohio Long-Term Tax-Exempt Fund                      16,100      22,520         17,073
Vanguard Pennsylvania Long-Term Tax-Exempt Fund              16,720      42,152         59,666

1 The change in brokerage commissions for fiscal year 2007 was due to increased futures transactions.






 During the most recent fiscal years, the Money Market Fund of each applicable Trust did not pay any brokerage commissions.


 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


 As of November 30, 2008, each Fund held no securities of its "regular brokers or dealers," as that term is defined in Rule 10b-1 of the 1940 Act.



                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.


 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.



 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                        FACTORS AGAINST APPROVAL
--------------------                        --------------------------------------------------------------------------
Nominated slate results in board made       Nominated slate results in board made up
up of a majority of independent             of a majority of non-independent directors.
directors.

All members of Audit, Nominating, and       Audit, Nominating, and/or Compensation committees include
Compensation committees are                 non-independent members.
independent of management.

                                            Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                            Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).







B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Company requires senior executives to                          Total potential dilution (including all stock-based plans) exceeds
hold a minimum amount of company stock                         15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through                        Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.

Compensation program includes                                  Plan permits repricing or replacement of options without
performance-vesting awards, indexed                            shareholder approval.
options, or other performance-linked grants.


Concentration of option grants to                              Plan provides for the issuance of reload options.
senior executives is limited (indicating
that the plan is very broad-based).

Stock-based compensation is                                    Plan contains automatic share replenishment (evergreen) feature.
clearly used as a substitute for cash in
delivering market-competitive total pay.




B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:





FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   -----------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal.        Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee                Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer            Classified board.
feature (chewable pill) that mandates a shareholder
vote in certain situations.

Ownership trigger is reasonable (15-20%).              Board with limited independence.
Highly independent,non-classified board.




B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.

VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board's or the Committee's discretion, such action is warranted.



 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.



 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended November 30, 2008, appearing in the Funds' 2008 Annual reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                     DESCRIPTION OF MUNICIPAL BOND RATINGS


MOODY'S MUNICIPAL BOND RATINGS:


 AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.


 AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with the Aaa group, they make up what are generally know as "high-grade bonds".


 A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.


 BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.


 B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.


 CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.


 CA--Speculative in a high degree. Often in default.


 C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.


MOODY'S STATE AND MUNICIPAL NOTE RATINGS: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:


 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


 MIG-2--High quality with margins of protection ample, although not so large as in the preceding group.


MOODY'S HIGHEST COMMERCIAL PAPER RATING:


 PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.


STANDARD & POOR'S MUNICIPAL BOND RATINGS:


 AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.


 AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only to a small degree.


 A--Has a strong capacity to pay principal and interest, although somewhat more susceptible to adverse changes in circumstances and economic conditions.

 BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than are bonds in the A category.


 BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.


 D--In default, and payment of principal and/or interest is in arrears.


 The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S MUNICIPAL NOTE RATINGS:


 SP-1+ --Very strong capacity to pay principal and interest.


 SP-1 --Strong capacity to pay principal and interest.


STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:


 A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.


 A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

































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